Assets and Liabilities Held for Sale	12 Months Ended
Dec. 31, 2018
Discontinued Operations and Disposal Groups [Abstract]
Assets and Liabilities Held for Sale

3. ASSETS AND LIABILITIES HELD FOR SALE

In the third quarter of 2018, the Company entered into an agreement to sell its global Fluid Pressure & Controls [“FP&C”] business to Hanon Systems. The purchase price for the FP&C business, is approximately $1.23 billion, subject to customary closing adjustments. The transaction is expected to close at the end of the first quarter of 2019.

The Company determined that the assets and liabilities of the FP&C business met the criteria to be classified as held for sale as of September 30, 2018. Accordingly, the held for sale assets and liabilities of the FP&C business were reclassified in the consolidated balance sheet at December 31, 2018 to current assets held for sale or current liabilities held for sale, respectively, as the sale of such assets and liabilities is expected within one year. The business is included in the Company’s Power & Vision segment and did not meet the criteria to be classified as a discontinued operation.

The following table summarizes the carrying value of the major classes of assets and liabilities of the FP&C business which were classified as held for sale as of December 31, 2018:

2018
Accounts receivable	$258
Inventories	140
Prepaid expenses and other	4
Investments	4
Fixed assets, net	320
Goodwill	157
Deferred tax assets	17
Other assets	11
Intangibles	38

Assets held for sale	$949

Accounts payable	$226
Accrued salaries and wages	30
Other accrued liabilities	76
Income taxes payable	6
Long-term employee benefit liabilities	62
Other long-term liabilities	3
Deferred tax liabilities	5

Liabilities held for sale	$408

Since the estimated purchase price of the assets and liabilities, less costs to sell, exceeded the carrying value, no adjustments to the long-lived assets were necessary.